THE MERGER FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED APRIL 18, 2007
TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 24, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The following is added to the table under Trustees and Officers on page 10:

Non-Interested Trustee
Barry Hamerling c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 61	Independent Trustee	Indefinite; since 2007	Since 1999, Managing Partner of Premium Ice Cream of America; since 2003, Managing Partner of Premium Salads of America.	2	Trustee of AXA Premier VIP Trust; Trustee of Granum Value Fund, a series of Granum Series Trust

The following is substituted for the first sentence under Remuneration on page 11:

Management considers that Messrs. Logan, Downey and Hamerling are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser.

The following is added to the compensation table under Remuneration on page 11:

Barry Hamerling**	N/A	N/A	N/A	N/A
**	Mr. Hamerling became a Trustee effective as of April 17, 2007.

The following is substituted for the first sentence under Standing Committees on page 11:

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of Messrs. Logan, Downey and Hamerling, which met twice during the fiscal year.

The following is substituted for the first sentence of the second paragraph under Standing Committees on page 12:

The Fund has a Nominating Committee consisting of Messrs. Downey, Logan and Hamerling, which did not meet during the fiscal year.

The following is added to the ownership table under Trustee Equity Ownership as of December 31, 2006 on page 12:

Barry Hamerling	over $100,000	over $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.